RYDEX SERIES FUNDS

                         INTERNATIONAL OPPORTUNITY FUND

                     SUPPLEMENT DATED APRIL 29, 2009 TO THE
   DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND AND ALTERNATIVE INVESTMENT
    FUNDS H-CLASS SHARES PROSPECTUS DATED AUGUST 1, 2008, AND ALL SUPPLEMENTS
     THERETO AND TO THE DOMESTIC EQUITY FUND, INTERNATIONAL EQUITY FUND AND ALTERNATIVE INVESTMENT FUNDS A-CLASS AND C-CLASS SHARES PROSPECTUS DATED AUGUST
                      1, 2008, AND ALL SUPPLEMENTS THERETO

THIS SUPPLEMENT PROVIDES NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE INTERNATIONAL OPPORTUNITY FUND PROSPECTUSES LISTED ABOVE (THE
"PROSPECTUSES") AND SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUSES.


     Effective May 1, 2009, the first sentence of the first paragraph on page four under the heading "PRINCIPAL INVESTMENT STRATEGY" is replaced with the following:

     The International Opportunity Fund seeks to achieve its investment objective by investing in exchange-traded funds, some of which may be affiliated with the Fund, and other financial instruments that: (1) provide exposure to, or closely correlate with, the performance of certain foreign countries included in the MSCI EAFE (Europe, Australasia and Far East) Index (the "Index") and (2) have the potential to generate returns, before fees and expenses, in excess to those of the Index.

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               PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.



IMA-SUP-0509x0809